Mineral Property, Plant and Equipment	11 Months Ended
Dec. 31, 2017
Disclosure of detailed information about property, plant and equipment [abstract]
Mineral Property, Plant and Equipment
4.	Mineral Property, Plant and Equipment

Details of Mineral Property, Plant, and Equipment are as follows:

Net Book Value	NorthMet	Other fixed assets	Total
Balance at January 31, 2016	$321,559	90	321,649
Additions	38,767	89	38,856
Changes to rehabilitation provision (Note 6)	4,467	-	4,467
Amortization	-	(59)	(59)
Balance at January 31, 2017	364,793	120	364,913
Additions	39,474	32	39,506
Disposals (Note 5)	(2,789)	-	(2,789)
Changes to rehabilitation provision (Note 6)	(6,363)	-	(6,363)
Amortization	-	(62)	(62)
Balance at December 31, 2017	$395,115	$90	$395,205

NorthMet	December 31, 2017	January 31, 2017
Mineral property acquisition and interest costs	$86,863	$68,352
Mine plan and development	50,250	47,833
Environmental	122,396	111,421
Consulting and wages	52,965	49,715
Reclamation and remediation (Note 6)	60,289	66,652
Site activities	21,403	19,871
Mine equipment	949	949
Total	$395,115	$364,793

Erie Plant, Minnesota, U.S.A.

In February 2004, the Company entered into an option agreement with Cliffs Erie LLC, a subsidiary of Cleveland Cliffs Inc. (together “Cliffs”) to purchase 100% ownership of large parts of the former LTV Steel Mining Company ore processing plant in northeastern Minnesota (the “Erie Plant”). The Company exercised this option in November 2005 under the Asset Purchase Agreement with Cliffs.

In December 2006, the Company acquired from Cliffs property and associated rights sufficient to provide it with a railroad connection linking the mine development site and the Erie Plant. The transaction also included a railcar fleet, locomotive fueling and maintenance facilities, water rights and pipelines, administrative offices on site and an additional 6,000 acres of land to the east and west of the existing tailings storage facilities.

The consideration paid for the Erie Plant and associated infrastructure was $18.9 million in cash and 9,200,547 shares at a fair market value of $13.953 million.

The Company indemnified Cliffs for reclamation and remediation obligations as a result of the above purchases (see Note 6). These obligations are contractual in nature under the terms of the purchase agreements with Cliffs. Once the Company obtains its permit to mine and Cliffs is released from its obligations by State agencies, the Company’s obligations will be directly with the governing bodies.

During the eleven months ended December 31, 2017, the Company capitalized 100% of the borrowing costs on the convertible debt (see Note 8) and non-convertible debt (see Note 9) in the amount of $18.512 million (twelve months ended January 31, 2017 - $15.103 million) as part of the cost of NorthMet assets. As NorthMet assets are not in use or capable of operating in a manner intended by management, no depreciation or amortization of these assets has been recorded to December 31, 2017.